UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Onvia, Inc.
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Onvia Contacts:

Cameron Way

Chief Financial Officer

Tel 206-373-9034

cway@onvia.com

ONVIA CONFIRMS RECEIPT OF UNSOLICITED CONDITIONAL PROPOSAL

SEATTLE, WASHINGTON, February 22, 2012 – Onvia (Nasdaq: ONVI), a leading provider of gBusiness solutions, today confirmed that it received an unsolicited, non-binding conditional proposal from Symphony Technology Group (“Symphony”) to acquire all of the outstanding shares of Onvia’s common stock other than those that it already owns at a price of $4.25 per share in cash, subject to due diligence and other conditions.

After careful consideration and following consultation with its legal and financial advisors, Onvia’s board of directors unanimously determined that Symphony’s acquisition proposal is inadequate and not in the best interests of Onvia and its stockholders and, given the progress our new management team has made in repositioning Onvia, believes that it undervalues Onvia and its future prospects. Onvia’s board remains resolute in its commitment to maximize Onvia’s future value for all of our stockholders, and believes that a sale of Onvia at this time is not in the best interest of our stockholders.

In connection with providing Onvia with its unsolicited acquisition proposal, Symphony has also advised Onvia that it intends to nominate three candidates for election to the Onvia Board of Directors at Onvia’s 2012 annual meeting of stockholders.

Onvia advises stockholders that they need not take any action at this time in response to Symphony’s proposal or intention to nominate candidates to the Onvia Board of Directors.

Onvia’s financial advisor is GCA Savvian Advisors, and its legal counsel is Blank Rome LLP.

Earnings Call

Stockholders are reminded that Onvia will release its financial results for the fourth quarter and full year ended December 31, 2011 on Thursday, February 23, 2012, after the close of the market. A conference call with investors to discuss the financial results is scheduled for later that day at 4:30 p.m. Eastern time. Members of Onvia’s executive management team will host the presentation, followed by a question and answer period.

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Conference Call Dial-In Information – Date: Thursday, February 23, 2012; Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time); Dial-In Number: 1-800-895-4790; International: 1-785-424-1071 Conference ID#: ONVIA. Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the conference call, please contact Cameron Way at 206-373-9034.

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Conference Call Replay – A replay of the call will be available after 7:30 p.m. Eastern time on the same day and until March 23, 2012: Toll-free replay number: 1-877-870-5176; International replay number: 1-858-384-5517; Replay Pin Number: 11636

•	Webcast – The conference call will be broadcast simultaneously and available for replay via the investor section of the company’s Web site at www.onvia.com.

Important Information

This release may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the 2012 annual meeting of stockholders. Onvia, Inc. (“Onvia”) and its directors and certain executive officers are deemed participants in the solicitation of proxies from stockholders in connection with the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”). Onvia plans to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the 2012 Annual Meeting. Information regarding the interests of such participants will be included in the Preliminary Proxy Statement. WE URGE INVESTORS TO READ THE PRELIMINARY PROXY STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ONVIA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of the Preliminary Proxy Statement and any other documents filed by Onvia with the SEC in connection with the 2012 Annual Meeting at the SEC’s website at http://www.sec.gov and Onvia’s website at http://www.onvia.com.

About Onvia

For more than 12 years Onvia, the gBusiness Innovator, has been successfully delivering the research, analytics and tools companies rely on to succeed in gBusiness – the intersection of business and government and a $5.5 trillion market. Onvia tracks, analyzes and reports the spending of more than 89,000 federal, state and local government agencies, giving companies a single source for conducting open, intelligent and efficient business with government. Along with providing an exclusive suite of integrated business tools for a wide variety of industries, Onvia offers DemandStar, the automated system that streamlines agency procurement processes, and Recovery.org, a free website that tracks Recovery Act-funded projects. For information about Onvia visit www.onvia.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “demonstrate,” “expect,” “estimate,” “anticipate,” “should” and “likely” and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Forward-looking statements contained in this release may relate to, but are not limited to, statements regarding Onvia’s review of an unsolicited acquisition proposal and Onvia’s future growth prospects. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include those risks detailed in Onvia’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2010. Onvia is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this press release if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

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